UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

FOODFEST INTERNATIONAL 2000 INC.
(Exact Name of Registrant As Specified In Charter)

Delaware	333-142658	74-3191757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

361 Connie Crescent Concord, Ontario Canada L4K 5R2
(Address of principal executive offices)(Zip Code)

 Registrant’s telephone number, including area code: (905) 709-4775

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 18, 2011, Foodfest International 2000, Inc., (the “Company”) presented a presentation about the current and future state of the Company to investors. A copy of this presentation is attached hereto as Exhibits 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Foodfest International 2000 Inc.

Date: July 27, 2011	By:	/s/ Henry Ender
Henry Ender
Chief Executive Officer, Secretary & Director